Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

The undersigned, the Chief Executive Officer of Systemax Inc., hereby certifies that Systemax Inc.’s Form 10-Q for the period ended March 31, 2009 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 (o) (d) and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Systemax Inc.

Dated: May 14, 2009

/s/ Richard Leeds
Richard Leeds, Chief Executive Officer